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                U.S. SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                             April 1, 1998
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            Date of Report (date of earliest event reported)

                         POWERHOUSE RESOURCES, INC.
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          Exact Name of Registrant as Specified in its Charter

         Colorado                  0-11546               84-0832977
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State or Other Jurisdiction    Commission File     IRS Employer Identifi-
     of Incorporation               Number              cation Number

    1764 Platte Street, Suite 200 (River Side), Denver, Colorado 80203
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        Address of Principal Executive Offices, Including Zip Code

                             (303) 964-9156
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           Registrant's Telephone Number, Including Area Code

      1624 Market Street, Suite 303, Denver, Colorado 80202
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   Former Name or Former Address, if Changed Since Last Report
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ITEM 5.  OTHER EVENTS

     As of April 1, 1998, Mr. Chung Ho of 14th Floor, Onfem Tower, 29 Wyndham Street, Central Hong Kong and Mr. Robin De Morgan of 14th Floor, Onfem Tower, 29 Wyndham Street, Central Hong Kong, were elected as Directors of Powerhouse Resources, Inc. Mr. DeMorgan was also elected as Company Secretary.

     As of April 1, 1998, Mr. Vinod Kumar of Singapore resigned as a Director of the Company and Mr. Mark Chapman, a resident of England, resigned as Company Secretary.

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              POWERHOUSE RESOURCES, INC.

Dated:  April 1, 1998              By:  /s/ Dennis C. Dowd
                                         Dennis C. Dowd, President